Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 9 FOR THE MONTH ENDING: August 2010

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 (BANK OF AMERICA GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,952,722.52

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,824,779.31

3.	BEGINNING BALANCE:	$127,943.21

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Payments on residual interests	$0.00
	OTHER** (SPECIFY) Refunds	$0.00

	TOTAL RECEIPTS THIS PERIOD:	$0.00
5.	BALANCE:	$127,943.21

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$286.33

TOTAL DISBURSEMENTS THIS PERIOD***:	$286.33

7.	ENDING BALANCE:	$127,656.88

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

*	All receipts must be deposited into the general account.

*   All receipts must be deposited into the general account.
**Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
08/16/10	Bank Debit	Bank of America	Account analysis charge	$68.24
08/31/10	Bank Debit	Bank of America	Account analysis charge	$218.09

TOTAL DISBURSEMENTS THIS PERIOD          $ 286.33
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 8/31/10	$127,656.88

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$127,656.88

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 (TORREY PINES BANK ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,661,587.28

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,084,596.09

3.	BEGINNING BALANCE:	$576,991.19

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Payments on residual interests	$13,836.53
	OTHER (SPECIFY) Asset sales	$0.00
	OTHER (SPECIFY) Refunds	$5,037.19
	OTHER** (SPECIFY) Transfer from Bank of America Account	$0.00

	TOTAL RECEIPTS THIS PERIOD:	$18,873.72
5.	BALANCE:	$595,864.91

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$415,673.74

TOTAL DISBURSEMENTS THIS PERIOD***:	$415,673.74

7.	ENDING BALANCE:	$180,191.17

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, CA 92121

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
08/13/10	1026	City National Bank	Reimbursement of shipping expenses	59.13
08/09/10	1027	Verizon Wireless	Telephone services	191.08
08/09/10	1028	Federal Express	Shpping services	12.48
08/06/10	1029	888 Prospect LJ, LLC	Office rent	6,440.56
08/09/10	1030	Melanie O'Donnell	Expense reimbursement	167.71
08/10/10	1031	San Diego Gas & Electric	Utilities	545.02
08/11/10	1032	Anthony Rusnak	Expense reimbursement	83.42
08/11/10	1033	A Quality Connection	Telephone maintenance	112.50
08/12/10	1034	Public Storage	Storage services	805.75
08/12/10	1035	Mass Mutual	Retirement plan expense	1.71
08/11/10	1036	Coffee Ambassador	Office expense	128.36
08/19/10	1037	Global Securitization Services	Payment pursuant to service agreement relating to ITLA Mortgage Loan Securitization 2002-1	5,000.00
08/19/10	1039	FTI Consulting, Inc.	Legal services	49,647.20
08/24/10	1040	U.S. Trustee	Quarterly trustee fee	1,950.00
08/25/10	1041	Stutman, Treister & Glatt	Legal services	147,053.48
08/26/10	1042	Ernst & Young	Audit services	56,569.20
08/27/10	1046	Mary Jane Mulson	Janitorial services	160.00
08/11/10	Bank Debit	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	16,520.70
08/18/10	Bank Debit	Torrey Pines Bank	Wire transfer fee	30.00
08/18/10	Bank Debit	Akin Gump Strauss Hauer & Feld	Wire transfer for legal	114,011.54

08/25/10	Bank Debit	Torrey Pines Bank	Wire transfer fee	10.00
08/30/10	Bank Debit	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	16,173.90

       TOTAL DISBURSEMENTS THIS PERIOD                                 $ 415,673.74
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 8/31/10	$180,191.17

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount
1043	08/24/10	$459.62
1044	08/24/10	$186.47
1045	08/24/10	$3,339.82
1047	08/24/10	$185.23

Total outstanding checks	<4,171.14>

Bank statement adjustments**

Adjusted bank balance	$176,020.03

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.1 (BANK OF AMERICA PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 8/31/10	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.2 (TORREY PINES PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$133,177.78

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$132,771.32

3.	BEGINNING BALANCE	$406.46

4.	RECEIPTS: TRANSFERRED FROM OTHER ACCOUNT (Torrey Pines Bank money market account)	$32,694.60

5.	BALANCE	$33,101.06

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
08/12/10	Payroll fee	NPS Payroll Services	64.00
08/12/10	Transfer payroll 8/1 to 8/15	NPS Payroll Services	5,569.29
08/12/10	Transfer payroll 8/1 to 8/15	NPS Payroll Services	10,887.41
08/30/10	Payroll fee	NPS Payroll Services	64.00
08/30/10	Transfer payroll 8/16 to 8/31	NPS Payroll Services	4,875.69
08/30/10	Transfer payroll 8/16 to 8/31	NPS Payroll Services	11,234.21

TOTAL DISBURSEMENTS THIS PERIOD:	$32,694.61

7.	ENDING BALANCE:	$406.46
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, California 92121

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 8/31/10	$406.46

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$406.46

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00

8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated:	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT - Bk of America		$127,656.88
GENERAL ACCOUNT - Torrey Pines Bk		$180,191.17
PAYROLL ACCOUNT - Bk of America		$0.00
PAYROLL ACCOUNT - Torrey Pines Bk		$406.46
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*: Torrey Pines Bank 4350 Executive Drive, Suite 130 San Diego, CA 92121 Money Market Account		$4,993,847.10
Torrey Pines Bank 4350 Executive Drive, Suite 130 San Diego, CA 92121 Rabbi Trust Assets Money Market Account		$1,990,837.19
OTHER MONIES*:_______________	$
PETTY CASH**		$250.00
TOTAL CASH AVAILABLE		$7,293,188.80
    NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

*Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

**Attach exhibit itemizing all petty cash transactions.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
888 Prospect LJ, LLC	Monthly	$6,440.56	None	None

			TOTAL DUE	None

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$30,715.34

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$ 0.00	$0.00
STATE WITHHOLDING	$	$
FICA - EMPLOYER'S SHARE	$	$
FICA - EMPLOYEE'S SHARE	$	$
FEDERAL UNEMPLOYMENT	$	$
STATE WITHHOLDING	$	$
SALES AND USE	$	$
REAL PROPERTY	$	$
OTHER: (SPECIFY)	$	$
TOTAL:	$	$

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTS Pre-Petition	RECEIVABLE Post-Petition
30 days or less	None	None	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	Hartford	$1,000,000/occurrence	3/15/11	3/15/11
Worker Compensation	State Fund	$1,000,000/occurrence	2/15/11	September 2010
Vehicle	Hartford	$1,000,000/occurrence	3/15/11	3/15/11

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
12/31/09	$3,100.00	$325.00	1/29/10	$325.00	$0.00
3/31/10	$165,607.22	$1,625.00	4/7/10, 5/13/10	$325.00, $1,300.00	$0.00
6/30/10	$260,256.53	$1,950.00	8/17/10	$1,950.00	$0.00

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII.    SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
Joseph W. Kiley	3/11/10	$10,000/month	$10,000
Anthony Rusnak	3/11/10	$148,000/year, plus additional amount in insider compensation request	$12,333.34

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.   SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	30,715.34	261,092.06
Payroll Taxes	1,851.26	21,581.00
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense	6,440.56	51,524.48
Insurance	16,408.52	152,631.84
Telephone and Utilities	1,107.80	11,845.24
Repairs, Maintenance, Janitorial, Office, Plant Service	453.53	5,043.28
Travel and Entertainment (Itemize)
Mileage, Parking and Auto	(559.54)	2,364.94
Meals	26.00	754.63
Airfare	0.00	12,500.00
Miscellaneous Operating Expenses (Itemize)
Insurance - Employees	0.00	(123,434.25)
Workers Compensation Insurance	459.62	3,729.26
Parking Services	0.00	4,600.00
Storage and Moving	805.75	7,529.45
Bank Service Charges	326.33	3,564.43
Payroll Fees	128.00	1,979.25
Office Supplies	130.30	217.93
Postage and Shipping	(9.24)	327.59
Employee Expense	0.00	(58.05)
Advertising	0.00	(1,000.00)
Taxes and Licenses	0.00	1,214.00
Fines, Penalties and Late Charges	0.00	2,815.63
Global Securitization Expense	5,000.00	5,000.00
US Trustee Fees	1,950.00	3,900.00
Total Operating Expenses	65,234.23	429,722.71

Net Gain/(Loss) from Operations	(65,234.23)	(429,722.71)

Non-Operating Income:
Interest on Cash Accounts	4,893.42	21,200.70
Gain (Loss) on Sale of Assets	0.00	(38,859.31)
Prudential Stock Dividends	0.00	1,332.10
Mark to Market on CSV of Life Insurance Policies	(169,264.23)	156,083.44

Income Taxes	0.00	2,703,141.71
Total Non-Operating income	(164,370.81)	2,530,731.76

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal Expense	275,891.38	1,313,461.44
Audit and Accounting	66,211.50	270,853.70
Consulting	3,341.53	42,301.08
Other (Itemize)	(4,413.77)	(4,360.73)
Total Non-Operating Expenses	341,030.64	1,622,255.49
NET INCOME/(LOSS)	(570,635.68)	478,753.56
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	7,289,017.66
Other (Itemize)
Security Deposit Held by Landlord	30,971.51
Money Market Accounts	0.00
Total Current Assets		7,319,989.17

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Cash Improperly Withheld in former ICB account (City National Bank)	47,285.39
Common Stock - Prudential Financial	96,292.00
Residual Interest in Securities	367,747.26
Investment in ITLA Mortgage Loan Securitization 2002-1	75,000.00
Automobiles	24,275.00
Furniture and Equipment	43,795.38
Accrued Interest on Subordinated Trusts	209,803.78
Current and Deferred Income Taxes	29,297,406.00
Delaware Franchise Taxes	99,945.00
Prepaid Expenses, Net	107,002.32
Interests in Insurance Policies	4,978,873.91
Interest in Rabbi Trust Agreement	22,051.93
Other	49,027.62

Total Other Assets		35,208,701.81

TOTAL ASSETS		45,528,690.98

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities		0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	99,790,417.50

Total Prepetition Liabilities		99,790,417.50
TOTAL LIABILITIES		99,790,417.50

EQUITY:
Prepetition Owners' Equity	(57,741,774.08)
Postpetition Profit/(Loss)	478,753.56
Direct Charges to Equity	1,294.00
TOTAL EQUITY		(57,261,726.52)

TOTAL LIABILITIES & EQUITY		42,528,690.98

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
X        No.
____   Yes.   Explain ________________________________________________________________________________________________
_________________________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
X         No.
_____  Yes.  Amount, to whom, and for what period? _______________________________________________________________________________
______________________________________________________________________________________________________________________________

3.       State what progress was made during the reporting period toward filing a plan of reorganization:
The Debtor filed for chapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation ("FDIC") seized its subsidiary, Imperial Capital Bank.  The Debtor, its Board of Directors, and outside professionals are presently analyzing various restructuring options to determine the best return for the Debtor's unsecured creditors.  Given that the Debtor is a public company with substantial net operating losses, the Debtor may be able to implement a business restructuring, rather than a chapter 11 liquidation.  On September 2, 2010, this Court entered an order approving a stipulation among the Debtor, Official Committee of Unsecured Creditors, and the FDIC that extended the filing solicitation period to October 4, 2010.  The Debtor intends to file a plan on or before October 4, 2010.

4.        Describe potential future developments which may have a significant impact on the case.
As stated above, the Debtor and its Board of Directors, and outside professionals are analyzing various restructuring options.  The result of such analysis will dictate the future of the Debtor's chapter 11 case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
           X       No.
           ____  Yes. Please set forth the amounts and the source of the income.
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________

    I, Joseph W. Kiley, Chief Executive Officer (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: September 20, 2010	/s/ Joseph W. Kiley
Principal for debtor-in-possession